Exhibit 99.1

June 2006

In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. Safe Harbor

Agenda Ashford Overview Portfolio Management and Internal Growth Strategies Lodging Overview and Peer Analysis

Ashford Overview

Sample of Ashford Hospitality Trust Properties Hilton - Ft. Worth, TX Marriott RTP - Durham, NC JW Marriott - San Francisco, CA Embassy Suites - Phoenix, AZ Marriott - Arlington, VA Hyatt Dulles - Herndon, VA Hilton Nassau Bay - Houston, TX Hilton - Santa Fe, NM Hyatt - Anaheim, CA Residence Inn - Orlando, FL SpringHill Suites - Atlanta, GA Hilton - St. Petersburg, FL Crowne Plaza - Beverly Hills, CA Courtyard - Ft. Lauderdale, FL Embassy Suites - Dallas, TX Sea Turtle Inn - Jacksonville, FL

At IPO Today Note: "At IPO" represents completion of IPO in August 2003 and "Today" represents the quarter ending June 1, 2006 pro forma for recent acquisitions (1) Enterprise Value, Net Debt/TEV and Dividend Yield as of the June 1, 2006 closing price, Net Debt as reported quarter ending March 31, 2006 (2) Source: Yahoo Finance (3) Includes announced and closed hotels (4) As of the quarter ending March 31, 2006 Enterprise Value < $250 million $1.6 billion Lodging Investments % Primary 100% 94% % Secondary 0% 6% Number of Hotels 6 73 Rooms 1,094 12,963 Dividend $ per share Annualized NA $0.80 % Yield Annualized NA 6.7% % CAD Payout NA 83.3% Market Cap $280 million $895 million Net Debt / TEV NA 40% Avg. Trading Volume (3m) NA 459,842 (2) Mgmt / Insider Ownership 22% 13% Overview (1) Market Stats (3) (4)

RevPAR Growth Market Penetration Margin Improvement Higher Quality Assets Guest Satisfaction/Loyalty Value Creation Capital Appreciation Dividend Growth Investment Allocation Efficient Capital Structure Risk/Reward Balance Internal Growth Strategy Portfolio Management Strategy Ashford's Strategies

Portfolio Management Strategy

Investment Strategy Primary: Direct Hotel Ownership Secondary: Mezzanine Loans, 1st Mortgages, Sale Leasebacks Asset Mix Strategy Geography Segment Brand Manager Capital Strategy Minimize Cost of Capital Portfolio Management Strategy Ashford uses a portfolio management approach to maximize returns and reduce performance risk

Investment Strategy PRIMARY STRATEGY: Direct Hotel Ownership (currently 94% of portfolio) Expansion Early Decline Late Decline Recovery SECONDARY STRATEGIES: Mezzanine Lending 1st Mortgages Sale Leasebacks (currently 6% of portfolio) Ashford's primary strategy is direct hotel investments, supplemented by secondary strategies throughout cycles to enhance returns

Investment Strategy - Primary Note: Trailing twelve month EBITDA yield at acquisition (1) Based on cost of debt of 5.6% and 60% leverage to cost. (Average Yield - Cost of Debt * % Debt) / % Equity.

Note: Yield is at loan origination (1) Based on cost of debt of 1-month LIBOR (5.11%) + 200bps and 60% leverage to cost. (Average Yield - Cost of Debt * % Debt) / % Equity. Investment Strategy - Secondary

Upper Upscale 42 Upscale 43.25 Midscale w/o F&B 11.56 Luxury 2.61 Hilton 28.06 Marriott 45.17 Hyatt 7.48 Radisson 10.45 Starwood 3.16 Other 5.69 Top 25 Markets 55.7 Top 50 Markets 21.6 Other 15.5 Secondary Investment Strategies 5.5 Segment Brand Portfolio EBITDA Property Management Note: Segment, Brand, and Property Management represents breakdown by rooms for direct hotel investments as of June 1, 2006 inclusive of announced transactions. EBITDA represents quarter ending March 31, 2006 pro forma for recent acquisitions and loans sorted into Metropolitan Statistical Areas. Remington 0.4502 Marriott 0.3313 Hyatt 0.0748 Dunn 0.075 Other unaffiliated 0.0687 Asset Mix Strategy

Asset Mix Strategy Hotels in top 25 markets Hotels in top 50 markets Source: U.S. Census Bureau. Grouped by Metropolitan Statistical Areas and sorted by population size excluding mezzanine investments (1) Source: Torto Wheaton Research and Wachovia Securities report dated February 24, 2006 except Louisville in which city April TTM RevPAR growth is used Hotels in remaining markets Over 83% of EBITDA is located within the top 50 markets with expected RevPAR growth of 9.0%(1)

Source: SEC Filings, Ashford Hospitality Trust. Total Debt Fixed Debt Net Debt/TEV 4Q 03 50.2 6.4 -0.099 1Q 04 100 6.4 0.165 2Q 04 133.2 22 0.288 3Q 04 286.4 126.9 0.357 4Q 04 300.8 126.8 0.388 1Q 05 427.4 246.8 0.443 2Q 05 801.5 615 0.541 3Q 05 800.5 614.3 0.509 4Q 05 908.6 790.5 0.546 1Q 06 719.8 698.2 0.39 $ Debt Total Debt Net Debt / TEV Fixed Debt Capital Strategy Capital strategies have increased fixed debt percentage and lowered net debt / TEV, while maintaining low cost financing % Net Debt / TEV 5.3% 4.8% 5.0% 4.8% 5.1% 5.6% 5.6% 5.6% 5.6% 5.6% 12.7% 6.4% 16.5% 44.3% 42.2% 57.7% 76.7% 76.7% 87.0% 97.0%

Capital Strategy # of Public Secondary Raises 3 3 4 6 3 2 1 3 1 2 1 0 0 # of Public Preferred Raises 3 1 2 3 1 1 0 1 1 2 1 1 0 Six hotel REITs (half of AHT's peers) have either raised more money or have come to market as often as AHT since August 2003 (IPO) $282 $973 $239 $190 $640 $128 $866 $224 $188 $345 $914 $100 Secondary Common Raise Preferred Raise Average capital raised: $454 million $0 Source: Peer company filings and press releases. Excludes all IPOs.

Internal Growth Strategy

Internal Growth Strategy Brand/Reposition Pan Pacific/JW Marriott Ft. Worth Radisson/Hilton Capex Upgrade Sheraton Bucks County Hyatt Anaheim Immediate Margin Improvement Hilton Santa Fe Sea Turtle Inn Outsize Market Recovery Hyatt Dulles JW Marriott San Francisco High Initial Yield Hilton/Marriott Select Service Portfolio Embassy Suites/Doubletree Portfolio Capital Recycling FGS Portfolio CNL Portfolio Hilton - Santa Fe, NM Hyatt - Anaheim, CA

Source: Smith Travel Research. Note: AHT RevPAR Growth only includes hotels not under renovation. AHT RevPAR Growth Industry RevPAR Growth 4Q 03 0.013 0.036 1Q 04 0.022 0.077 2Q 04 0.06 0.086 3Q 04 0.067 0.064 4Q 04 0.089 0.084 1Q 05 0.125 0.072 2Q 05 0.126 0.083 3Q 05 0.123 0.083 4Q 05 0.127 0.099 1Q 06 0.12 0.097 % RevPAR Increase AHT RevPAR Growth Industry RevPAR Growth Internal Growth Strategy Pro forma RevPAR growth was 12.0% for the first quarter 2006, the 5th consecutive double digit increase 12.0% 12.7% 12.3% 12.6% 12.5% 8.9% 6.7% 6.0% 2.2% 1.3%

Source: Internal Estimates Note: 2006-2007 capex included JW Marriott and Marriott Crystal Gateway (1) Pro forma for hotels not under renovation as of the quarter ended March 31, 2006 Total Capex Value Added Capex 2004 14.2 11.4 2005 38.3 30.6 2006-2007 88 70.4 $ Capex Maintenance Capital Expenditures Value Added Capital Expenditures Internal Growth Strategy Value added capital expenditures to enhance RevPAR and margin growth $2.8 ($ in millions) Capex in 1Q 2006 achieved 530 basis point improvement in RevPAR penetration (1) $30.6 $11.4 $70.4 $17.6 $7.7

Internal Growth Strategy 18 Non-Core Properties Sold Since IPO Reasons we sell: Original investment strategy (portfolio acquisition) Property needs non-value add capex Shift in capital or hotel markets Supply/demand concerns Higher yielding alternatives FGS Portfolio Best Western - Dallas, TX Gull Wing Suites - S. Yarmouth, MA Holiday Inn - Coral Gables, FL Howard Johnson - Commack, NY Howard Johnson - Jericho, NY Inn on the Square - Falmouth, MA Ramada Inn - Hyannis, MA Ramada Inn - Warner Robins, GA CNL Portfolio Residence Inn - Sacramento, CA Residence Inn - Wilmington, DE Residence Inn - Orlando, FL Residence Inn - Ann Arbor, MI Residence Inn - Fishkill, NY Residence Inn - Providence, RI Residence Inn - Fort Worth, TX Residence Inn - Tyler, TX Office Buildings Bucks County, PA Fort Worth, TX (currently for sale)

Recent Investment Case Study 338 room luxury Pan Pacific Hotel located near Union Square in San Francisco Mobil 4-Star, AAA 4-Diamond rated hotel The hotel has been up-branded to a JW Marriott Converting to a JW Marriott will significantly improve operating statistics by utilizing Marriott's reservation system and management practices San Francisco RevPAR is expected to increase 10.5% in 2006 according to Torto Wheaton Research The Westin St. Francis recently sold for $440 million at $368,200 per key and the Park Hyatt recently sold for $135 million at $375,000 per key Pan Pacific Hotel - $95.0 million ($281,065 per key)

Recent Investment Case Study 697 room hotel with 33,000 square feet of meeting space located in Crystal City, VA Acquired at attractive yield of 9.0% on a trailing cap rate Seller is taking operating partnership units as payment Sourced through off market transaction The hotel completed a $9.5 million renovation in 2002 and Ashford expects to invest an additional $13 million in 2006 Marriott Crystal Gateway Hotel - $107.0 million ($153,515 per key)

Lodging Overview and Peer Analysis

Room Supply/Demand % Change RevPAR % Change % Change in RevPAR % Change in Room Supply % Change in Room Demand 1995 0.052 0.016 0.021 1996 0.062 0.024 0.021 1997 0.048 0.035 0.025 1998 0.034 0.039 0.027 1999 0.03 0.038 0.03 2000 0.063 0.028 0.035 2001 -0.069 0.023 -0.035 2002 -0.027 0.016 0.005 2003 0.001 0.013 0.016 2004 0.078 0.006 0.042 2005 0.081 0.004 0.033 2006 0.073 0.011 0.029 2007 0.061 0.02 0.028 Lodging fundamentals show strong RevPAR growth and favorable supply/demand Source: Smith Travel Research and PricewaterhouseCoopers report dated March 21, 2006. % Change in RevPAR % Change in Room Supply % Change in Room Demand 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Lodging Overview

Source: Freidman Billings Ramsey "Property Week" as of 5/30/06 except for Lodging and AHT. First Call Estimates used for Lodging and AHT - stock price as of 6/01/06; Lodging composite represents median of DRH, EHP, ENN, FCH, HIH, HMT, HPT, HT, KPA, LHO, SHO, BEE and WXH Note: Lodging FFO multiple and dividend yield excludes AHT Lodging Overview Despite strong fundamentals lodging trades at a discount 2006E FFO Multiple Dividend Yield 20.0x 17.0x 15.6x 15.3x 11.5x 10.6x 4.0% 3.9% 4.3% 3.8% 4.6% 6.7% 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x 22.0x Apartment Office Retail Industrial Lodging AHT 2006 Consensus 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0%

Peer Analysis Ashford is currently trading below peer average multiples 2006E FFO Multiples 2007E FFO Multiples Average: 11.7x Average: 10.0x Note: First Call estimates used - Stock price as of close 5/30/06.

Source: Company and SEC Filings. CAD for peer group is calculated by subtracting 4% of revenue from Adjusted Funds From Operations Peer composite represents DRH, EHP, ENN, FCH, HIH, HMT, HPT, HT, KPA, LHO, SHO, BEE and WXH Based upon the closing price as of June 1, 2006 $ Dividend Yield AHT Dividend Yield Peer Analysis Offers strong combination of yield and payout coverage Peer Median Dividend Yield $ CAD Coverage AHT CAD Coverage Peer Median CAD Coverage 1Q 2006 1Q 2006 1Q 2006 1Q 2006

Note: As of quarter ended March 31, 2006. Peer composite represents DRH, EHP, ENN, FCH, HIH, HMT, HPT, HT, KPA, LHO, SHO, BEE and WXH except HT for average debt interest rate and WXH for all debt stats (1) FFO Multiple per First Call Consensus as of June 1, 2006 (2) Based on AHT Total Enterprise Value as of the June 1, 2006 closing price less book value of mezzanine investments. (3) "AHT RevPar Growth" represents pro forma core portfolio, excludes hotels under renovation and discontinued operations; Note: AHT RevPAR growth equals 11.0% for core portfolio including hotels under renovation ....despite strong industry metrics AHT Peer Median AHT Position vs. 13 Peers RevPAR Growth (3) 12.0% 10.2% 6th Highest Dividend Yield 6.7% 4.6% 4th Highest Debt Term (Years) 9.2 5.3 2nd Longest Cost of Debt 5.6% 6.2% Lowest Significant valuation discount to lodging peers... AHT Peer Median AHT Position vs. 13 Peers Value per Key ($000) $114.4 $164.3 6th Lowest 2006E FFO Multiple (1) 10.6x 11.5x 3rd Lowest (2) % Fixed Debt 97% 78% Highest Total Enterprise Value $1.6 billion $1.6 billion 7th Highest Total # of Hotels 73 58 5th Highest Peer Analysis 9.0x 10.0x 2nd Lowest Hotel EBITDA Margin (pro forma) 28.0% 28.0% 7th Highest 2007E FFO Multiple (1)

Conclusion Ashford Overview Unique among its peers Portfolio Management and Internal Growth Strategies Drive performance Lodging Overview and Peer Analysis Sector is attractively priced Statistics highlight favorable comparisons

Addendum

(1) Stock price as of the June 1, 2006 closing price. Net Debt as of the quarter ended March 31, 2006 (2) Based on actual TTM results as of March 31, 2006. Net Debt 0.402 Perpetual Preferred 0.037 Convertible Preferred 0.048 Market Value of Equity 0.513 Capital Structure Debt Summary ($ in millions) 1Q 2006 Long Term Debt $719.8 Cash Balance (88.3) Net Debt $631.5 Credit Facilities Availability $100.0 % Drawn 10.0% Credit Facilities Outstanding $10.0 Net Debt / TEV (1) 39.9% Weighted Avg Maturity 9.2 Yrs Weighted Avg Cost 5.6% EBITDA / Interest (2) 2.4x Fixed Charge Coverage (2) 1.9x Summary Selected Financial Information

($ in millions, except per share data) 2005 1Q 2006 1Q 2005 EBITDA $79.3 $31.6 $10.5 FFO $32.7 $17.1 $4.6 Adjusted FFO $52.9 $19.2 $7.2 CAD $48.4 $17.3 $6.9 Diluted Weighted Average Shares (mm) 55.1 70.9 41.9 Dividends / Share $0.71 $0.20 $.16 Adjusted FFO Payout Ratio 74.0% 74.1% 94.1% CAD Payout Ratio 80.7% 83.3% 94.1% Summary Selected Financial Information (cont'd)

Portfolio Diversity Luxury Upper Upscale Upscale Upscale cont. Midscale w/o F&B Hotel Market Rooms Hotel Market Rooms

June 2006